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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-

                     EMONS TRANSPORTATION GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       EMONS TRANSPORTATION GROUP, INC.
                            96 South George Street
                            York, Pennsylvania 17401

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on November 16, 2000 at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401 (the "Meeting").

     I look forward to greeting you personally. The accompanying Proxy Statement describes the matters to be acted on at the Meeting, and I urge you to read it carefully.

     At the Meeting, your Board of Directors is recommending the election of seven directors and the appointment of Arthur Andersen LLP as independent public accountants. Your Board of Directors believes that the election of the seven directors and the appointment of Arthur Andersen LLP as independent public accountants are in the best interests of all stockholders and has unanimously recommended that you vote "FOR" both proposals.

     It is important that your shares be represented at the Meeting regardless of the number of shares you may hold. In order for your vote to be counted, you must sign, date and return the enclosed proxy card or attend the Meeting in person. I urge you to sign and return the enclosed proxy card promptly.

                                   Sincerely,

                                   /s/ Robert Grossman
                                   --------------------------
                                   Robert Grossman
                                   Chairman, President
                                   and Chief Executive Officer

York, Pennsylvania
October 16, 2000

                       EMONS TRANSPORTATION GROUP, INC.
                            96 South George Street
                           York, Pennsylvania 17401

                              -------------------

                         NOTICE OF 2000 ANNUAL MEETING
                                OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 16, 2000

                               -----------------


TO THE STOCKHOLDERS OF EMONS TRANSPORTATION GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Emons Transportation Group, Inc. (the "Company") will be held on Thursday, November 16, 2000, at 9:00 a.m., local time (the "Meeting"), at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401, for the following purposes:

     (1) To elect seven directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

     (2) To ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for its 2001 fiscal year; and

     (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Provision is made on the enclosed proxy card for your direction as to the matters set forth as items 1 and 2 above.

     Only holders of the Company's Common Stock of record and holders of Common Stock represented by the Company's former preferred stock not yet delivered for exchange into Common Stock at the close of business on September 29, 2000 are entitled to receive notice of and to vote at the Annual Meeting of Stockholders and at all adjournments thereof.

     A copy of the Company's Proxy Statement and Annual Report to Stockholders for the year ended June 30, 2000 is enclosed herewith.

     You are cordially invited to attend the Meeting in person. If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of your shares. You must also bring a form of personal identification. Whether or not you plan to attend the Meeting in person, you are urged to fill out, sign and mail promptly the enclosed proxy in the accompanying envelope on which no postage is required if mailed in the United States. If you attend the Meeting, you may vote either in person or by proxy.

                                      By Order of the Board of Directors,

                                      /s/ Scott F. Ziegler
                                      -------------------------------------
                                      Scott F. Ziegler
                                      Secretary

York, Pennsylvania
October 16, 2000

                       EMONS TRANSPORTATION GROUP, INC.
                            96 South George Street
                           York, Pennsylvania 17401

                             ___________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held November 16, 2000

                             ___________________


                                 SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (sometimes hereinafter referred to as the "Board") of Emons Transportation Group, Inc. (the "Company"), to be voted at the Annual Meeting of holders ("Stockholders") of the Company's Common Stock, par value $.01 per share ("Common Stock"), to be held on November 16, 2000 (the "Meeting"), at 9:00 a.m., local time, at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401, and at any postponement or adjournments thereof, for the purposes set forth in the foregoing notice of the Meeting. This Proxy Statement and the enclosed proxy are being sent to Stockholders commencing on or about October 16, 2000.

     Solicitation will be primarily by mail but may also be made by personal interview or by telephone, in each case by officers and regular employees of the Company who will not be additionally compensated therefore. The Company will request persons such as brokers, nominees and fiduciaries, holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. The total cost of soliciting proxies will be borne by the Company.

                                    VOTING

     Holders of record at the close of business on September 29, 2000 (the "Record Date") of Common Stock will be entitled to vote at the Meeting.

     On the Record Date, there were 7,146,842 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote at the Meeting. Stockholders are not entitled to cumulate their votes on any matter considered at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date constitutes a quorum for the transaction of business by such holders at the Meeting. The election of directors shall be determined by the vote of the holders of a majority of the shares entitled to vote at the Meeting which are present in person or by proxy.

     At the Meeting, abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, shares held by Stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against any matter which requires the affirmative vote of a majority of the outstanding Common Stock. Abstentions will have no effect on the election of directors of the Company. However, in the case of a broker non-vote as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote will have no effect on the outcome of the vote on the matter, except that, in the case of any matter which requires the affirmative vote of a majority of the outstanding Common Stock entitled to vote, a broker non-vote will have the same legal effect as a vote against the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on such matter.

     The holder of 1,924,902 shares of Common Stock (or approximately 27% of the outstanding Common Stock) has advised the Company that it intends to vote such shares, in person or by proxy, proportionally in accordance with the votes cast on each matter by the other holders of the outstanding Common Stock. This holder holds such shares as escrow agent ("Escrow Agent") for and on behalf of (i) holders of claims against and interests in Emons Industries, Inc. ("Industries") pursuant to the Second Amended and Restated Joint Plan of Reorganization of Industries and ET Railcar Corporation dated November 10, 1986 (the "Industries Reorganization Plan") and (ii) holders of claims against the Maryland and Pennsylvania Railroad Company ("MPA") (formerly a wholly-owned subsidiary of the Company, which merged with another wholly-owned subsidiary of the Company, Yorkrail, Inc., on December 1, 1999 to form York Railway Company), pursuant to a Settlement Agreement dated as of December 19, 1986 among MPA and certain secured creditors of MPA. In such capacity the Escrow Agent has the right to vote such shares. See "PRINCIPAL STOCKHOLDERS OF THE COMPANY".

     Proxies in the enclosed form are solicited by the Board of Directors of the Company in order to provide every Stockholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the Stockholder attends in person. If proxies in the enclosed form are properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the Stockholder's directions. IN THE ABSENCE OF SPECIFIC DIRECTIONS, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF SEVEN DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS. A STOCKHOLDER WHO SUBMITS A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING SUCH STOCKHOLDER'S SHARES IN PERSON.

                             ELECTION OF DIRECTORS

     The by-laws of the Company provide that the number of directors of the Company shall be determined by the Board of Directors. The Board has set the number of directors at seven. The directors are to be elected at the Meeting by the holders of Common Stock, to hold office until their successors have been elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the nominees named below. All of the seven nominees are now directors of the Company. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee shall become unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board.

     The nominees are listed on the following pages with brief statements of their principal occupations and other information. All of the nominees for director named below were elected by the Stockholders to their present terms as directors at the annual meeting in 1999.

                                                                        Director
     Nominee          Age     Principal Occupation                       Since*
     -------          ---     --------------------                       ------

Michael J. Blake       57     Chairman of RapTel Communications,          1997
                              LLC and Vallon, Inc.

Robert Grossman        59     Chairman of the Board, President and        1972
                              Chief Executive Officer of the Company

Kimberly A. Madigan    44     Vice President - Human Resources for        1995
                              Canadian National Railway U.S.
                              Operations

Robert J. Smallacombe  67     President and Chief Executive Officer of    1983
                              Executive Advisory Group Ltd.

Alfred P. Smith        46     Vice President - Locomotive Marketing       1992
                              for GATX Capital Corp.

Dean H. Wise           46     Partner of Norbridge, Inc.                  1996

Scott F. Ziegler       44     Senior Vice President and Chief Financial   1997
                              Officer, Controller and Secretary of the Company

     * Dates set forth in this column include periods served as director of Industries prior to the creation of the Company in 1986.

     Michael J. Blake. Mr. Blake has been Chairman of RapTel Communications, LLC, a long distance telephone service provider located in Rochester, MN, since November 1999, and Chairman of Vallon, Inc., a website developer located in Minneapolis, MN, since November 1995. Mr. Blake was Chairman of Robinson, Blake, George & Danzis, Inc., an investment firm located in Minneapolis, MN, from December 1992 to December 1999, Chairman of MedVision, Inc., an imaging company located in Minneapolis, MN, from April 1994 to December 1999, and Chairman of EdView, Inc., an internet software developer located in Minneapolis, MN, from January 1997 to December 1999. Mr. Blake was a Director of the Minneapolis Grain Exchange, a futures exchange, located in Minneapolis, MN, from October 1990 to October 1998, and a Director of BDS Communications, Inc., located in Mechanicsburg, PA, from August 1991 to February 1996.

     Robert Grossman. Mr. Grossman, who devotes all of his business time to the affairs of the Company, has been a Director and the Chairman of the Board and Chief Executive Officer of the Company since its inception in December 1986 and was President of the Company until September 1996. In September 1997, Mr. Grossman reassumed the position of President of the Company. He is now, and for more than five years (or since inception, for those companies formed within the past five years) has been, the Chairman of the Board, President, or Chief Executive Officer of each direct and indirect wholly-owned subsidiary of the Company except for Emons Finance Corp. Mr. Grossman has held various offices with the Company or its subsidiaries since 1971.

     Kimberly A. Madigan. Ms. Madigan has been Vice President - Human Resources for Canadian National Railway U.S. Operations located in Chicago, IL, since May 1999. Ms. Madigan was a Principal of Chambers, Conlon & Hartwell, a company which consults on transportation and government relations issues located in Washington, D.C., from December 1993 to April 1999. Ms. Madigan also served as the President of the National Railroad Construction and Maintenance Association located in Washington, D.C., from September 1996 until April 1999. Ms. Madigan was a member of the National Mediation Board located in Washington, D.C., which directs the actions and policies of the government agency charged with the administration of the Railway Labor Act, from

August 1990 to July 1992 and Chairman of the National Mediation Board located in Washington D.C., from July 1992 to December 1993.

     Robert J. Smallacombe. Mr. Smallacombe has been President and Chief Executive Officer of Executive Advisory Group Ltd., a consulting and management services firm located in Hobe Sound, FL, since March 1986. From June 1996 through May 1997, Mr. Smallacombe had served as a Director for Northstar Rehabilitation, Inc., located in Indiana, PA, and as Chairman of its Audit Committee. He also served as its Chief Executive Officer from April through May 1997. Mr. Smallacombe has been a Director of Allied Devices Corporation, located in Baldwin, NY, since July 1996. He was President and Chief Operating Officer of O'Brien Environmental Energy, Inc., located in Philadelphia, PA, from September 1994 to May 1996. On September 28, 1994, O'Brien Environmental Energy, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of New Jersey.

     Alfred P. Smith. Mr. Smith has been Vice President - Locomotive Marketing for GATX Capital Corp. located in San Francisco, CA, since November 1998. Mr. Smith was General Manager - Network Operations of Canadian National Railway Company located in Edmonton, Alberta, Canada, from August 1998 until November 1998 and was Assistant Chief of Transportation of Canadian National Railway Company located in Edmonton, Alberta, Canada, from September 1997 until August 1998. Mr. Smith was the President and Chief Operating Officer of the Company from September 1996 to September 1997 and the President of the Maryland and Pennsylvania Railroad Company from January 1987 to September 1997 and Yorkrail, Inc. from December 1987 to September 1997. Mr. Smith was the President and Chief Operating Officer of Maine Intermodal Transportation, Inc. from September 1994 to September 1997 and the St. Lawrence & Atlantic Railroad Company from May 1989 to September 1997. Mr. Smith was Executive Vice President of the Company from September 1992 to September 1996 and was Vice President of the Company from January 1987 to September 1992.

     Dean H. Wise. Mr. Wise has been a Partner with Norbridge, Inc. (formerly Carlisle, Fagan, Gaskins & Wise, Inc.), a management consulting firm based in Concord, MA, specializing in transportation and logistics services since April 1995. Mr. Wise held various positions, the last of which was Vice President, at Mercer Management Consulting, Inc., a management consulting firm located in Lexington, MA, from July 1983 until March 1995.

     Scott F. Ziegler. Mr. Ziegler has been Senior Vice President and Chief Financial Officer, Controller and Secretary of the Company since September 1998, was Vice President - Finance, Controller and Secretary of the Company from September 1996 until September 1998 and was Vice President, Controller and Secretary from January 1993 until September 1996. Mr. Ziegler has been Senior Vice President and Chief Financial Officer, Controller and Secretary of each direct and indirect wholly-owned subsidiary of the Company except for Emons Finance Corp. since November 1998 (or since inception, for those companies formed since November 1998), was Vice President - Finance, Controller and Secretary of each of the Company's subsidiaries except for Emons Finance Corp. from November 1996 until November 1998 (or since inception for those companies formed between November 1996 and November 1998), and was Vice President, Controller and Secretary of each of the Company's subsidiaries from January 1993 to November 1996.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has three standing committees: an Audit Committee, a Management Compensation Committee and an Executive Committee.

     Audit Committee. The Audit Committee is charged with recommending appointment of the independent auditors, consulting with the independent auditors, and reviewing the results of independent audits and the audit report with the independent auditors engaged by the Company. Further, the Audit Committee is empowered to make independent investigations and inquiries into all financial reporting or other financial matters of the Company, as it deems necessary. The members of the Audit Committee are Kimberly A. Madigan, Robert J. Smallacombe and Dean H. Wise.

     Management Compensation Committee. The Management Compensation Committee reviews, and recommends to the Board of Directors, the compensation of executive officers of the Company and reviews and recommends to the Board of Directors the adoption of any compensation plans in which officers are eligible to participate. The Management Compensation Committee also administers the Company's 1996 and 1986 Stock

Option Plans, Incentive Compensation Plan, Profit Sharing Plans and 1991 Restricted Stock Plan, and is responsible for all compensation issues. The members of the Management Compensation Committee are Kimberly A. Madigan, Robert
J. Smallacombe and Dean H. Wise.

     Executive Committee. The Executive Committee has general authority over the supervision and direction of the finances and business of the Company and has the power and authority of the Board of Directors, except as limited by the Company's Certificate of Incorporation, in the management of the business and affairs of the Company between meetings of the Board of Directors. The members of the Executive Committee are Robert Grossman, Kimberly A. Madigan and Scott F. Ziegler.

     During the fiscal year ended June 30, 2000, the Board of Directors of the Company held four regularly scheduled meetings and twice adopted resolutions via unanimous written consent in lieu of a special meeting. The Management Compensation Committee held four meetings, and the Audit Committee held three meetings. The Executive Committee held no meetings but adopted one set of resolutions via unanimous written consent. Each director who is standing for re-election attended 100% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they served except Mr. Blake, Ms. Madigan, Mr. Smith and Mr. Ziegler, who each missed one meeting of the Board of Directors.

     The Company currently pays each director who is not a full-time employee of the Company an annual retainer of $10,000 and a fee of $500 for each Board meeting attended or committee meeting attended which is not held on the same day as a Board meeting. A fee of $250 is paid to each director who is not a full-time employee for each telephonic Board meeting attended and for each committee meeting held the same day as a meeting of the Board. During the 2000 fiscal year, non-employee directors Ms. Madigan and Messrs. Smallacombe, Smith, Wise and Blake have received options to purchase 50,000 shares of Common Stock (in the aggregate) at an exercise price of $2.015 per share.

                              EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company:

     Name            Age            Principal Position with the Company
     ----            ---            -----------------------------------
Robert Grossman       59     Chairman of the Board, President and Chief
                             Executive Officer of the Company and Chairman or President of each of its direct and indirect wholly-owned subsidiaries except for Emons Finance
                             Corp.

Scott F. Ziegler      44     Senior Vice President and Chief Financial Officer,
                             Controller and Secretary of the Company and each of its direct and indirect wholly-owned subsidiaries except for Emons Finance Corp.

Phillip A. DuPont     59     Vice President of the Company, and President and
                             Chief Operating Officer of York Railway Company,
                             Maryland and Pennsylvania Railroad, LLC, Yorkrail,
                             LLC, Penn Eastern Rail Lines, Inc. and Emons
                             Logistics Services, Inc.

     Robert Grossman. For information regarding Mr. Grossman, see "ELECTION OF DIRECTORS," above.

     Scott F. Ziegler. For information regarding Mr. Ziegler, see "ELECTION OF DIRECTORS," above.

     Phillip A. DuPont. Mr. DuPont has been a Vice President of the Company since September 1997, President and Chief Operating Officer of Penn Eastern Rail Lines, Inc. and Emons Logistics Services, Inc. since June 1998, and President and Chief Operating Officer of York Railway Company since December 1999. Mr. DuPont was President and Chief Operating Officer of the Maryland and Pennsylvania Railroad Company and Yorkrail, Inc. from June 1998 to December 1999. Mr. DuPont was Vice President of the Maryland and Pennsylvania Railroad Company, Yorkrail, Inc. and Emons Logistics Services, Inc. from September 1997 until June 1998 and was Vice President - Marketing of Penn Eastern Rail Lines, Inc. from November 1997 until June 1998. Mr. DuPont was Logistics Manager of the Company from November 1996 to September 1997. Mr. DuPont was a self-employed transportation consultant from May 1996 to November 1996, with a business address of Malvern, PA. Mr. DuPont was employed by Conrail and its predecessors for over thirty years and his last positions held at Conrail were Manager of Customer Development from September 1995 to May 1996, with a business address of Albany, NY and Account Executive from January 1994 to February 1995, with a business address of Philadelphia, PA.

     The term of office of each officer expires at the first meeting of directors of the Company following the Meeting.

                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation earned in each of the Company's last three fiscal years by the Chief Executive Officer and the other executive officers of the Company or its subsidiaries, whose cash compensation exceeded $100,000 during the fiscal year ended June 30, 2000 (a "Named Executive Officer"):

                                                                          ---------------------------------------
                                                                                  Long-Term Compensation
                                 --------------------------------------------------------------------------------
                                  Annual Compensation                                Awards             Payouts
                                 --------------------------------------------------------------------------------
                                                                                                                     All
                                                                           Restricted    Securities                  Other
Name and Principal      Fiscal                              Other Annual     Stock       Underlying       LTIP      Compen-
    Position             Year     Salary ($)   Bonus ($)   Compensation     Award(s)      Options/       Payouts    sation
                                                                ($)            ($)         SARs(#)         ($)        ($)
---------------------------------------------------------------------------------------------------------------------------------
Robert Grossman,          2000      250,000     25,000         *                 -/1/       50,000          -       25,196/2/
Chairman, President
and Chief Executive       1999      250,000    175,000         *                 -               -          -       21,896
Officer
                          1998      233,187     84,800         *                 -               -          -       19,800
---------------------------------------------------------------------------------------------------------------------------------
Scott F. Ziegler,         2000      137,310     11,375         *                 -/3/       20,000          -        8,032/4/
Senior Vice
President and Chief       1999      125,769     64,312         *                 -          25,000          -        7,782
Financial Officer,
Controller and            1998       98,365     31,500         *                 -          15,000          -        7,255
Secretary
---------------------------------------------------------------------------------------------------------------------------------
Phillip A. DuPont,        2000      106,730     27,000       14,977/5/           -/6/       20,000          -            -
Vice President
                          1999       89,232     36,000       20,652         40,781          25,000          -            -

                          1998       71,132     26,000       13,713         47,340          60,000          -            -
---------------------------------------------------------------------------------------------------------------------------------
Matthew C.                2000      120,619        -         15,821/7/           -          20,000          -            -
Jacobson, Vice
President/8/              1999       99,226     40,500       15,710              -          25,000          -            -

                          1998       85,450     24,000       15,295              -          40,000          -            -
---------------------------------------------------------------------------------------------------------------------------------

* Denotes perquisites and other personal benefits, securities or property the aggregate amount of which does not exceed the lesser of $50,000 or ten percent (10%) of the total of annual salary and bonus reported.

/1/ As of September 29, 2000, Mr. Grossman had 125,000 vested shares of Restricted Common Stock. Based on the closing market price of the Common Stock on June 30, 2000, these shares of Restricted Common Stock were valued at $187,500, in the aggregate.

/2/ During the 2000 fiscal year, the Company paid $5,814 toward life insurance benefits, $5,187 toward long-term disability benefits, $2,138 toward 401(k) benefits and a $12,057 automobile allowance on behalf of Mr. Grossman.

/3/ As of September 29, 2000, Mr. Ziegler had 35,000 vested shares of Restricted Common Stock. Based on the closing market price of the Common Stock on June 30, 2000, these shares of Restricted Common Stock were valued at $52,500, in the aggregate.

/4/ During the 2000 fiscal year, the Company paid $882 toward life insurance benefits, $413 toward long-term disability benefits, $1,724 toward 401(k) benefits and a $4,694 automobile allowance on behalf of Mr. Ziegler. In the same period, Mr. Ziegler's compensation included $319 of imputed interest, calculated at 8% per annum, on an interest-free loan of $7,800 made to Mr. Ziegler by the Company on July 30, 1999, which matured on July 28, 2000.

/5/ During the 2000 fiscal year, the Company paid $1,797 toward life insurance benefits, $394 toward long-term disability benefits, $1,485 toward 401(k) benefits, a $5,739 relocation allowance and a $5,391 automobile allowance on behalf of Mr. DuPont. In the same period, Mr. DuPont's compensation included $171 of imputed interest, calculated at 8% per annum, on an interest-free loan of $5,490 made to Mr. DuPont by the Company on July 30, 1999, which matured on April 28, 2000.

/6/ As of September 29, 2000, Mr. DuPont had 22,000 vested and 13,000 unvested shares of Restricted Common Stock. Based on the closing market price of Common Stock on June 30, 2000, these vested and unvested shares of Restricted Common Stock were valued at $52,500, in the aggregate.

/7/ During the 2000 fiscal year, the Company paid $333 toward life insurance benefits, $400 toward long-term disability benefits, $1,705 toward 401(k) benefits and a $13,291 automobile allowance on behalf of Mr. Jacobson. In the same period, Mr. Jacobson's compensation included $92 of imputed interest, calculated at 8% per annum, on an interest-free loan of $2,965 made to Mr. Jacobson by the Company on July 30, 1999, which matured on April 28, 2000.

/8/ Mr. Jacobson resigned effective June 18, 2000, and compensation disclosed for him in the Executive Compensation table above, and the footnotes thereto, are for the period from July 1, 1999 to June 18, 2000. Upon Mr. Jacobson's resignation, and in connection with a stock repurchase program that was authorized by the Company's Board of Directors in May 2000, the Company purchased, on terms that were no more beneficial to Mr. Jacobson than the Company has offered for other repurchases made pursuant to its stock repurchase program, 14,000 shares of Mr. Jacobson's Restricted Common Stock at $1.625 per share.

     No stock appreciation rights were granted to a Named Executive Officer by the Company or its subsidiaries during the fiscal year ended June 30, 2000.

     No awards were made to a Named Executive Officer of the Company or its subsidiaries pursuant to a long-term incentive plan during the fiscal year ended June 30, 2000.


                       OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------
                                           Individual Grants
----------------------------------------------------------------------------------------------------
                                      Percent of
                         Number of      Total
                        Securities   Options/SARs
                        Underlying    Granted to      Exercise or                Grant Date
                       Option/SARs   Employees in     Base Price   Expiration     Present
        Name            Granted (#)   Fiscal Year     ($/Share)       Date        Value/1/
----------------------------------------------------------------------------------------------------
 Robert Grossman        50,000/2/        21%          $ 2.015       3/19/10      $ 76,500
----------------------------------------------------------------------------------------------------
 Scott F. Ziegler       20,000/2/       8.4%          $ 2.015       3/19/10      $ 30,600
----------------------------------------------------------------------------------------------------
 Phillip A. DuPont      20,000/2/       8.4%          $ 2.015       3/19/10      $ 30,600
----------------------------------------------------------------------------------------------------
 Matthew C. Jacobson/3/ 20,000/2/       8.4%          $ 2.015       3/19/10      $ 30,600
----------------------------------------------------------------------------------------------------

/1/ Grant date present value is calculated using the Black-Scholes option-pricing model based on the assumptions that the volatility of the Common Stock is 50.85%, the risk-free rate of return is 7.25%, the dividend yield on the Common Stock is 0% and the time of exercise is 10 years after the grant date.

/2/ Options granted to Messrs. Grossman, Ziegler, DuPont and Jacobson vested and became fully exercisable on March 20, 2000.

/3/ Mr. Jacobson resigned effective June 18, 2000.

Year-End Option Values

     The following table sets forth information regarding the number and year-end value of unexercised options held at June 30, 2000 by each of the executives named in the executive compensation table. No stock appreciation rights were exercised by these executives during fiscal year 2000.


                      FISCAL 2000 YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities         Value of Unexercised
                          Shares                          Underlying Unexercised            "In-the-Money"
                         Acquired                           Options at Fiscal             Options at Fiscal
                           On                Value            Year-End (#)                  Year-End ($)
Name                    Exercise (#)     Realized ($)   Exercisable/Unexercisable    Exercisable/Unexercisable/1/
------------------------------------------------------------------------------------------------------------------
Robert Grossman                -               -                 450,000/-                  $160,950/-
------------------------------------------------------------------------------------------------------------------
Scott F. Ziegler               -               -                 160,000/-                    28,125/-
------------------------------------------------------------------------------------------------------------------
Phillip A. DuPont              -               -                 110,000/-                         -/-
------------------------------------------------------------------------------------------------------------------
Matthew C. Jacobson       15,000          $7,500/2/               95,000/-/3/                      -/-
------------------------------------------------------------------------------------------------------------------

/1/ Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $1.50 per share, the fair market value of the Common Stock issuable upon exercise of options at June 30, 2000, and the exercise price of the option, multiplied by the applicable number of options.

/2/ The amount set forth represents the difference between $1.75 per share, the fair market value of the Common Stock issuable upon exercise of the options at June 22, 2000, and the exercise price of the option, multiplied by the applicable number of options.

/3/ Upon his resignation, Mr. Jacobson had 90 days to exercise options held by him. These options were not exercised and have now expired.

Employment and Termination Agreements

     On December 31, 1989, the Company entered into an Amended and Restated Employment Agreement with Mr. Grossman, which provides for his employment as the Company's Chairman of the Board and Chief Executive Officer. The Amended and Restated Employment Agreement, as subsequently amended by the Board (the "Amended Agreement"), provided for a term that is due to expire on December 31, 2002, with such term to be extended for additional one-year terms unless sixty
(60) days' prior written notice of termination is given by Mr. Grossman or the Company, and also provided for an increase in Mr. Grossman's annual salary. On March 20, 2000, the Company entered into a further amendment to the Amended Agreement which provides that if Mr. Grossman's employment is terminated other than for due cause, death or disability, he shall be entitled to a payment equal to thirty-six months' base salary at a rate equal to the highest annualized rate in effect during the six months prior to such termination. The Company shall also continue Mr. Grossman's health, disability and life insurance benefits and car allowance for thirty-six months after such termination. A change in control of the Company or constructive demotion of Mr. Grossman by the Company may constitute a termination under the Amended Agreement.

     On December 1, 1997, the Company entered into Change of Control Agreements with each of Messrs. DuPont and Ziegler, which, as amended on November 19, 1998, provide that upon a change of control of the Company, which results in a termination or constructive demotion, each such person shall be entitled to a payment equal to twenty-four months' base salary at a rate equal to the highest annualized rate in effect for such person during the six consecutive month period immediately prior to such change of control. Such agreements also provide that each covered person shall be given the right to assume the life, disability, health, hospitalization, surgical and other major medical insurance provided to him by the Company for such twenty-four month period following a change of control and that the Company shall pay all premiums to maintain such coverage thereof, unless prohibited by the insurer or by law, in which case the Company shall provide the economic equivalent thereof.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information concerning beneficial ownership of the Company's Common Stock as of September 29, 2000, by each director and each nominee for director individually and all eight directors and executive officers as a group. Each non-employee director and each executive officer of the Company has been granted options to purchase Common Stock.

                                                          Amount and Nature of         Percent
Title of Class        Name of Beneficial Owner/+/         Beneficial Ownership         of Class
--------------        ------------------------            --------------------         --------
 Common Stock         Robert Grossman                           676,814/1/               8.91%

 Common Stock         Michael J. Blake                          429,433/2/               5.99%

 Common Stock         Scott F. Ziegler                          198,500/3/               2.72%

 Common Stock         Phillip A. DuPont                         165,000/4/               2.27%

 Common Stock         Robert J. Smallacombe                      72,500/5/               1.01%

 Common Stock         Alfred P. Smith                            64,833/6/                *

 Common Stock         Dean H. Wise                               52,500/7/                *

 Common Stock         Kimberly A. Madigan                        28,500/8/                *

 Common Stock         All directors and officers              1,688,080/9/               21.1%
                      as a group, (8 persons)

     None of the officers and directors of the Company engaged in securities transactions for which they have failed to file, or failed to file on a timely basis, Forms 4 or 5 with the Securities and Exchange Commission.

     None of the current officers and directors of the Company failed to file, or failed to file on a timely basis, a Form 3 with the Securities and Exchange Commission stating that they have assumed the responsibilities of such respective office.

____________________

* Percentage of shares beneficially owned does not exceed one percent of Common Stock outstanding.

+ The address for all directors and executive officers is c/o Emons Transportation Group, Inc., 96 South George Street, York, Pennsylvania 17401-1436.

/1/ Includes (i) 1,000 shares owned by Mr. Grossman's wife, as to which Mr. Grossman disclaims beneficial ownership; and (ii) options to purchase 50,000 shares of Common Stock at a price of $.906 per share, 300,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share, and 50,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/2/ Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share and 3,333 shares of Common Stock at a price of $2.50 per share, all of which are currently exercisable or will become exercisable within 60 days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.50 per share and 10,000 shares of Common Stock at a price of $2.015 per share.

/3/ Includes options to purchase 25,000 shares of Common Stock at a price of $.8125 per share, 25,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/4/ Includes (i) 13,000 shares of Restricted Common Stock which have not vested as of September 29, 2000 and are subject to risk of forfeiture; and (ii) options to purchase 5,000 shares of Common Stock at a price of $2.5625 per share, 15,000 shares of Common Stock at a price of $1.875 per share, 15,000 shares of Common Stock at a price of $3.1563 per share, 15,000 shares of Common Stock at a price of $3.9063 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share, and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/5/ Includes options to purchase 10,000 shares of Common Stock at a price of $.906 per share, 15,000 shares of Common Stock at a price of $1.0625 per share, 15,000 shares of Common Stock at a price of $2.2813 per share and 2,500 shares of Common Stock at a price of $2.50 per share, all of which are currently exercisable. Does not include unvested options to purchase 5,000 shares of Common Stock at a price of $2.50 per share and 10,000 shares of Common Stock at a price of $2.015 per share.

/6/ Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share and 3,333 shares of Common Stock at a price of $2.50 per share, all of which are currently exercisable or will become exercisable within 60 days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.50 per share and 10,000 shares of Common Stock at a price of $2.015 per share.

/7/ Includes options to purchase 15,000 shares of Common Stock at a price of $1.6875 per share, 10,000 shares of Common Stock at a price of $3.25 per share and 2,500 shares of Common Stock at a price of $2.50 per share, all of which are currently exercisable. Does not include unvested options to purchase 5,000 shares of Common Stock at a price of $2.50 per share and 10,000 shares of Common Stock at a price of $2.015 per share.

/8/ Includes options to purchase 15,000 shares of Common Stock at a price of $2.4375 per share, 10,000 shares of Common Stock at a price of $1.375 per share and 2,500 shares of Common Stock at a price of $2.50 per share, all of which are currently exercisable. Does not include unvested options to purchase 5,000 shares of Common Stock at a price of $2.50 per share and 10,000 shares of Common Stock at a price of $2.015 per share.

/9/ See notes 1 through 8 above.

                     PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following table sets forth certain information regarding ownership of the Company's equity securities as of September 29, 2000 by each person who is known to the Company to own beneficially more than 5% of its voting securities:

                                                         Amount and Nature
                       Name and Address of                 of Beneficial           Percent
Title of Class           Beneficial Owner                    Ownership             of Class
--------------           ----------------                    ---------             --------
Common Stock           The Bank of New York                1,924,902/1/             26.93%
                       101 Barclay Street
                       New York, New York 10286

Common Stock           Robert Grossman                       676,814                 8.91%
                       96 South George Street
                       York, Pennsylvania 17401

Common Stock           Chase Manhattan Bank                  554,868                 7.76%
                       One Chase Manhattan Plaza
                       10th Floor
                       New York, New York 10051

Common Stock           Michael J. Blake                      429,433                 5.99%
                       96 South George Street
                       York, Pennsylvania 17401

Common Stock           First Union National Bank             392,710                 5.49%
                       123 Broad Street
                       Philadelphia, PA 19109


_______________

/1/ The shares owned of record by The Bank of New York (successor to IBJ Whitehall Bank & Trust Company) are owned by it in its capacity as Escrow Agent acting for and on behalf of certain holders of claims and interests in Industries, which shares shall be distributed on a quarterly basis pro rata to holders of certain allowed claims under the Industries Reorganization Plan. The Escrow Agent, as record owner of those shares, has the power to vote those shares and has expressed its intention to vote such shares, in person or by proxy, proportionally in accordance with the votes cast on each matter by the other holders of the outstanding Common Stock. The number of shares of Common Stock to be distributed to any one holder of claims depends upon the resolution of certain contingent liabilities of Industries. It is not possible to determine at this time either the manner in which those contingent liabilities will be resolved or the resulting disposition of the shares of Common Stock currently held by the Escrow Agent. The Company knows of no individual holder, other than the Escrow Agent, Robert Grossman, Chase Manhattan Bank, Michael J. Blake and First Union National Bank who beneficially owns more than 5% of the Common Stock.

To the knowledge of the Company, none of the beneficial owners of more than 10% of the Company's equity securities engaged in securities transactions for which they have failed to file, or failed to file on a timely basis, Forms 4 or 5 with the Securities and Exchange Commission.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the firm of Arthur Andersen LLP as its independent public accountants to audit the books and accounts of the Company for the 2001 fiscal year.

     Although the appointment of independent public accountants is not required to be ratified by the Stockholders, the Board of Directors believes that the Stockholders should participate in the selection of the independent public accountants through the ratification process. If such ratification is not obtained, the Board will consider the appointment of other independent public accountants for the following year.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting and to have the opportunity to make a statement and to be available to respond to appropriate questions from Stockholders.

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Arthur Andersen LLP.

                   PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

     Pursuant to the by-laws of the Company, the Secretary of the Company must be advised in writing of prospective nominations for election to the Board of Directors at the Meeting not less than thirty days before the date fixed for such Meeting.

     Proposals of Stockholders intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form(s) of proxy relating to such Meeting no later than June 11, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company, proponents should submit their proposals by Certified Mail-Return Receipt Requested. Timely receipt of a Stockholder's proposal, however, will satisfy only one of various requirements for inclusion in the Company's proxy materials.

                            DISCRETIONARY AUTHORITY

     It is not intended to bring before the Meeting any matters except the election of directors and the ratification of the appointment of Arthur Andersen LLP as independent public accountants. Management is not aware at this time of any other matters to be presented for action. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

                                 OTHER MATTERS

     On written request, the Company will promptly provide without charge to each record or beneficial holder of the Company's Common Stock as of the Record Date, a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2000, as filed with the Securities and Exchange Commission. Requests should be addressed to Investor Relations, Emons Transportation Group, Inc., 96 South George Street, York, Pennsylvania 17401.

                                        By Order of the Board of Directors,


                                        /s/ Scott F. Ziegler
                                        ----------------------------------------
                                        Scott F. Ziegler
                                        Secretary

October 16, 2000

--------------------------------------------------------------------------------

                       EMONS TRANSPORTATION GROUP, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                   THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF EMONS TRANSPORTATION GROUP, INC.

     The undersigned hereby appoints Robert Grossman and Scott F. Ziegler, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of EMONS TRANSPORTATION GROUP, INC., to be held on November 16, 2000, or at any adjournment thereof, to vote all shares of Common Stock, and shares of Common Stock represented by the Company's Convertible Preferred Stock not yet delivered to the Company for exchange, as designated on the reverse side of this proxy card and upon such other business that may properly come before the meeting.

         (The Proxy continues and must be signed on the reverse side.)


--------------------------------------------------------------------------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                       EMONS TRANSPORTATION GROUP, INC.

                               November 16, 2000


                                          Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A  [X] Please mark your
       votes as in this                                                                                             _____
       example.


         FOR all nominees         WITHHELD        The Board of Directors recommends a vote "FOR" items 1 and 2.
       listed at right (except    as to all
         as marked to the         nominees
           contrary below)
   1. Election   [_]               [_] Nominees:  Michael J. Blake       2.  Ratification of appointment of   FOR   AGAINST  ABSTAIN
      of                                          Robert Grossman            Arthur Andersen LLP as           [_]     [_]     [_]
      Directors                                   Kimberly A. Madigan        independent public accountants
                                                  Robert J. Smallacombe      for the fiscal year ending
                                                  Alfred P. Smith            June 30, 2001.
                                                  Dean H. Wise
                                                  Scott F. Ziegler       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL
                                                                         BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(Instructions: To withhold authority to                                  SPECIFICATIONS HEREON.  IN THE ABSENCE OF SUCH
vote for any individual nominee, strike                                  SPECIFICATION, THE PROXY WILL BE VOTED "FOR" THE ELECTION
a line through the nominee's name in the                                 OF THE SEVEN NOMINEES FOR DIRECTOR NAMED HEREIN; AND "FOR"
list at right.)                                                          RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                                                                         INDEPENDENT PUBLIC ACCOUNTANTS.

                                                                         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE
                                                                         ENCLOSED ENVELOPE.


Signature  _________________________________  Signature (if held jointly)  ______________________   Date: ____________________, 2000
Note:   Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.
------------------------------------------------------------------------------------------------------------------------------------